UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 14, 2004

CENTRAL PACIFIC FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Hawaii	333-104783	99-0212597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 South King Street, Honolulu, Hawaii		96813
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (808) 544-0500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d.2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

As indicated in its Current Report on Form 8-K dated September 17, 2004, Central Pacific Financial Corp. (the “Company”) hereby files by amendment to that Form 8-K financial statements and pro forma financial information relating to the merger of CB Bancshares, Inc. with and into the Company.  The financial statements and pro forma information are described in Item 9.01 below and, where applicable, are filed as exhibits to this report.

Item 9.01 Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

The audited consolidated financial statements of CB Bancshares, Inc. as of December 31, 2003 and 2002 and for each of the years in the three-year period ended December 31, 2003 (incorporated by reference herein from CB Bancshares, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, filed on March 11, 2004).

The unaudited consolidated financial statements of CB Bancshares, Inc. as of June 30, 2004 and 2003 and for the three and six months ended June 30, 2004 and 2003 (incorporated by reference herein from CB Bancshares, Inc.’s Quarterly Report on Form 10-Q for the fiscal year ended June 30, 2004, filed on August 6, 2004).

(b)           Pro Forma Financial Information.

CB Bancshares, Inc. and the Company’s unaudited pro forma condensed combined statement of income for the year ended December 31, 2003 (incorporated by reference herein from pages 23 through 31 of the joint proxy statement/prospectus included in Amendment No. 8 to the Company’s Registration Statement on Form S-4 (File No. 333-104783), filed on July 20, 2004).

CB Bancshares, Inc. and the Company’s unaudited pro forma financial information as of June 30, 2004 and for the three months and six months ended June 30, 2004 is attached hereto as Exhibit 99.3.

(c)                                  Exhibits.

Exhibit 99.1.

Joint Proxy Statement-Prospectus, dated July 20, 2004 (incorporated by reference herein from Amendment No. 8 to Central Pacific Financial Corp.’s Registration Statement on Form S-4 (File No. 333-104783)).

Exhibit 99.2.	Press Release, dated September 15, 2004 (filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on September 17, 2004).

Exhibit 99.3.	Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2004 and Unaudited Pro Forma Condensed Income Statements for the Three Months and Six Months Ended June 30, 2004.

Exhibit 99.4.	Consent of KPMG LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Pacific Financial Corp.
(Registrant)

Date: November 24, 2004	By:	/s/ Clint Arnoldus
Clint Arnoldus
Chief Executive Officer

EXHIBIT INDEX

Number	Exhibit

99.1

Joint Proxy Statement-Prospectus, dated July 20, 2004 (incorporated by reference herein from Amendment No. 8 to Central Pacific Financial Corp.’s Registration Statement on Form S-4 (File No. 333-104783)).

99.2	Press Release, dated September 15, 2004 (filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on September 17, 2004).

99.3	Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2004 and Unaudited Pro Forma Condensed Combined Income Statements for the Three Months and Six Months Ended June 30, 2004.

99.4.	Consent of KPMG LLP.